UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2017 (February 20, 2017)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election/Departure of Directors

On February 21, 2017, George A. Newbill, a director of Tredegar Corporation (the “Company”) since 2008, notified the Company’s Board of Directors (the “Board”) that he will retire upon the expiration of his term at the 2017 annual meeting of shareholders and therefore will not stand for re-election at that meeting.

Also on February 21, 2017, the Board elected John M. Steitz as director of the Company, effective immediately.  Mr. Steitz is not being named to any committee of the Board at this time.  The Board made an affirmative determination that Mr. Steitz qualifies as an independent director under the New York Stock Exchange listing standards and the Company’s standards for director independence.  Mr. Steitz will receive director compensation consistent with the compensation policies applicable to the Company’s other non-employee directors, which are described in the Company’s proxy statement, dated April 1, 2016, for the Company’s 2016 annual meeting of shareholders.

Executive Compensation Decisions

At its February 20, 2017 meeting, the Executive Compensation Committee (the “Compensation Committee”) of the Board approved several items relating to compensatory arrangements with the Company’s named executive officers, other than John D. Gottwald, the Company’s President and Chief Executive Officer, who requested that the Compensation Committee not take any action with respect to his compensation.

2017 Short-Term Incentive Plan

The Compensation Committee approved an annual cash incentive plan applicable to the Company’s executive officers and certain other key employees (the “2017 Incentive Plan”).

The 2017 Incentive Plan is intended to reward each participant based on the attainment of specific 2017 financial performance targets tied to 2017 earnings before interest and taxes (“EBIT”).  The EBIT financial performance metric must be achieved at least at the threshold level before any incentives can be earned.  The Compensation Committee reviewed the annual financial targets for the 2017 Incentive Plan as part of its review and approval of the 2017 Incentive Plan.

The following short-term incentive opportunities are available under the 2017 Incentive Plan for the named executive officer indicated below:

		2017 Short-Term Incentive Opportunities (as a percentage of annual base salary)
Name	Title	Threshold	Target	Maximum
D. Andrew Edwards	VP and Chief Financial Officer	15%	60%	120%
Michael J. Schewel	VP, General Counsel and Secy.	12.5%	50%	100%
Michael W. Giancaspro	VP, Business Processes and Corporate Development	12.5%	50%	100%

Long-Term Incentive Awards

The Compensation Committee approved grants of performance stock units, shares of restricted stock and nonstatutory stock options under the Amended and Restated 2004 Equity Incentive Plan (the “Equity Plan”).  The performance stock units and shares of restricted stock will be granted effective on the third business day following the Company’s fourth quarter earnings release, and the nonstatutory stock options will be granted effective on the third business day following the Company’s 2017 annual meeting of shareholders (the “Effective Date”), in the dollar amounts set forth below to the named executive officer indicated below:

Name	Title	2017 Performance Stock Units	2017 Restricted Stock	2017 Nonstatutory Stock Options
				1st Installment	2nd Installment
D. Andrew Edwards	VP and Chief Financial Officer	6,528	6,146	$184,800	$77,000
Michael J. Schewel	VP, General Counsel and Secy.	5,674	5,341	$160,600	$73,000
Michael W. Giancaspro	VP, Business Processes and Corporate Development	5,207	4,902	$147,400	$67,000

The Compensation Committee established financial performance targets for the performance stock units tied to the Company’s 2019 return on capital employed (“ROCE”).  The performance stock units may be earned by the named executive officers indicated above at threshold, target or maximum levels based on achievement of specific ROCE performance targets.  The grants of performance stock units are subject to the terms of the Notice of Stock Unit Award and Stock Unit Award Terms and Conditions, substantially in the form filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2016.

The shares of restricted stock become vested and nonforfeitable on the third anniversary of the date of grant (i.e., February 27, 2020).  Upon the issuance of the shares on the date of grant (i.e., February 27, 2017), the named executive officer indicated above will be entitled to vote the shares and will be entitled to receive, free of all restrictions, ordinary cash dividends.  The grants of restricted stock are subject to the terms of the Notice of Stock Award and Stock Award Terms and Conditions, substantially in the form filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2016.

The nonstatutory stock options will have an option price equal to the closing price of shares of the Company’s common stock on the Effective Date and have a term of seven years.  The options will vest in two installments:  the first installment on the second anniversary of the Effective Date and the second installment on the third anniversary of the Effective Date.  The grants of options are subject to the terms of the Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions, substantially in the form filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2013.

2017 Executive Officer Base Salaries

The Compensation Committee approved the following base salary increases for the named executive officers indicated below:

Name	Title	Merit Increase Percentage	Base Salary Following Increase
D. Andrew Edwards	VP and Chief Financial Officer	3.0%	$396,550
Michael J. Schewel	VP, General Counsel and Secy.	3.0%	$375,950
Michael W. Giancaspro	VP, Business Processes and Corporate Development	3.0%	$345,050

2016 Incentive Plan Payments

In 2016, the Compensation Committee approved an annual cash incentive plan applicable to the Company’s executive officers and certain other key employees (the “2016 Incentive Plan”).  Incentives were to be paid out under the 2016 Incentive Plan only if financial performance targets were met and individual objectives were achieved.

During 2016, the short-term incentive compensation component of the Company’s executive compensation program was measured by performance relating to specific 2016 financial performance targets tied to 2016 EBIT.  The EBIT financial performance metrics had to be achieved at least at the threshold level before any incentives could be earned.  For 2016, EBIT were above the threshold goal but below the target, which led to payouts to Messrs. Edwards, Schewel and Giancaspro in amounts between the threshold and target annual incentive cash payment opportunities.  The potential payouts to Messrs. Edwards, Schewel and Giancaspro were based on straight line interpolation between the threshold and target annual incentive opportunity.  Mr. Schewel’s payout was prorated from his date of hire (May 9, 2016).  The amounts paid to Messrs. Edwards, Schewel and Giancaspro were determined based on the above-described formula and the Chief Executive Officer’s assessment of their performance relative to their individual goals and objectives.

The Compensation Committee approved the following incentive payment under the 2016 Incentive Plan for the named executive officers indicated below:

Name	Title	Percent of Annual Base Salary	Dollar Value
D. Andrew Edwards	VP and Chief Financial Officer	56.5%	$217,371
Michael J. Schewel	VP, General Counsel and Secy.	31.4%	$114,488
Michael W. Giancaspro	VP, Business Processes and Corporate Development	47.1%	$157,618

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2017, the Board adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The amendment revises Article II, Section 2 of the Bylaws to permit the number of directors to be increased or decreased to not less than 7 nor more than 9, by resolution of the Board (as opposed to an amendment of the Bylaws as was previously required to increase or decrease the size of the Board).  The full text of the Bylaws, as amended, is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Tredegar Corporation, as of February 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: February 24, 2017	By:	/s/ Michael J. Schewel
Michael J. Schewel
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Tredegar Corporation, as of February 21, 2017.